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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 29, 2003 Date of Report (Date of earliest event reported)	1-14355 Commission File Number

24/7 REAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3995672 (I.R.S. Employer Identification Number)

1250 Broadway
New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 231-7100
(Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

a)
Termination of previous independent accountants.

As of January 29, 2003, the Registrant dismissed KPMG LLP ("KPMG") as its independent public accountants.

The audit reports issued by KPMG on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2001 and December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to uncertainty, audit scope or accounting principles, except as follows:

  KPMG's report, dated March 29, 2002, except for footnotes 3 and 4(b), which are as of October 15, 2002, contains two explanatory paragraphs. This report appears in the Form 8-K/A of 24/7 Real Media, Inc. dated December 19, 2002. The first explanatory paragraph states that the Company has suffered recurring losses from operations since inception and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of that uncertainty. The second explanatory paragraph states that the Company revised the consolidated financial statements and footnotes to reflect the sale of its IMAKE subsidiary as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period from January 1, 2002 through dismissal of KPMG on January 29, 2003, there have been no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter thereof in its report on the Registrant's consolidated financial statements for such periods.

During the two most recent fiscal years and through January 29, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)
Engagement of new independent accountants.

  (i)    The Registrant has appointed Goldstein Golub Kessler LLP as its new independent public accountants effective as of January 29, 2003. The selection of Goldstein Golub Kessler LLP was approved by the Audit Committee of the Board of Directors of the Registrant on January 14, 2003 subject to agreement on the terms of the engagement, which action was completed on January 29, 2003. During the fiscal years ended December 31, 2001 and December 31, 2000 and through January 29, 2003, the Registrant has not consulted with Goldstein Golub Kessler LLP regarding any matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) and (ii) of Regulation S-K.

A press release announcing the appointment of auditors was issued by the Company on January 31, 2003 and is filed herewith as Exhibit 4.1 and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements of Businesses Acquired.

  Not applicable.

(b)
Pro Forma Financial Statements.

  Not applicable.

(c)
Exhibits.

4.1
Press release issued by 24/7 Real Media, Inc. on January 31, 2003

16.1
Letter dated January 31, 2003 from KPMG LLP to the Commission

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: January 31, 2003	By:	/s/ MARK E. MORAN
	Name:	Mark E. Moran
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4.1	Press release issued by 24/7 Real Media, Inc. on January 31, 2003
16.1	Letter dated January 31, 2003 from KPMG LLP to the Commission

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  Item 4. Changes in Registrant's Certifying Accountant
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX